UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 27, 2013

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On June 27, 2013, ACRC Lender W LLC (“Lender W”), a wholly owned subsidiary of Ares Commercial Real Estate Corporation (the “Company”), amended its secured funding facility with Wells Fargo Bank, National Association (“Wells Fargo”), as lender (as amended, the “Wells Fargo Facility”) to, among other things, increase the size of the facility from $172.45 million to $225 million. In connection with the amendment, the Company entered into an amendment to the substitute Guarantee Agreement modifying its obligations to Wells Fargo in connection with the Wells Fargo Facility.

In addition to increasing the size of the facility, the Wells Fargo Facility amendment reduced the pricing on the facility from a range of LIBOR plus a pricing margin of 2.50 percent to 2.75 percent to a range of LIBOR plus a margin of 2.00 percent to 2.50 percent and granted Lender W the right to use the Wells Fargo Facility for certain future funding obligations, subject to the requirements set forth in the amendment.  The Wells Fargo Facility amendment and Guarantee Agreement amendment also modified certain financial tests and covenants to allow Lender W to more effectively utilize the Wells Fargo Facility.

The foregoing description is only a summary of certain material provisions of the amendments to the Wells Fargo Facility and the Guarantee Agreement and is qualified in its entirety by reference to a copy of such amendments, which are filed herewith as Exhibits 10.1 and 10.2 and by this reference incorporated herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01  Other Events.

On June 28, 2013 the Company issued a press release announcing that it had increased the size of the Wells Fargo Facility.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The information disclosed in and pursuant to this paragraph, including Exhibit 99. 1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                                                                                 Exhibits:

Exhibit Number	Exhibit Description
10.1	Amendment No. 2 to Master Repurchase and Securities Contract, dated as of June 27, 2013, among ACRC Lender W LLC, as seller, and Wells Fargo Bank, National Association, as buyer.
10.2	Amendment No. 2 to Guarantee Agreement, dated as of June 27, 2013, among Ares Commercial Real Estate Corporation, as guarantor, in favor of Wells Fargo Bank, National Association, as buyer.
99.1	Press Release, dated June 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       June 28, 2013

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Timothy B. Smith
Name:	Timothy B. Smith
Title:	Vice President

Exhibit Index

Exhibit Number	Exhibit Description
10.1	Amendment No. 2 to Master Repurchase and Securities Contract, dated as of June 27, 2013, among ACRC Lender W LLC, as seller, and Wells Fargo Bank, National Association, as buyer.
10.2	Amendment No. 2 to Guarantee Agreement, dated as of June 27, 2013, among Ares Commercial Real Estate Corporation, as guarantor, in favor of Wells Fargo Bank, National Association, as buyer.
99.1	Press Release, dated June 28, 2013.